UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 23, 2007
                                                         ----------------

                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


           Delaware                    1-7724                  39-0622040
           --------                    ------                  ----------
(State or other jurisdiction of (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

                 2801 80th Street, Kenosha, Wisconsin 53143-5656
                 -----------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|Written communications  pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
---------   ---------------------------------------------

On October 23, 2007 Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Announces Third Quarter 2007 Results; Third quarter EPS of $0.70 compares to $0.48 in 2006; EPS increases 45.8% on 14.5% sales increase; Recipient of three 2007 "MOTOR Magazine - Top 20 Tools" awards for product innovation." The text of the press release is furnished herewith as
Exhibit 99 and incorporated herein by reference.

The press release contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.

The press release also contains information concerning the impacts of foreign currency translation on certain items of reported results, and this information may include non-GAAP financial measures. The Corporation presents information in this manner to show changes in these items of reported results apart from those related to the quarterly volatility of foreign currency changes.


Item 9.01   Financial Statements and Exhibits (furnished pursuant to Item 2.02)
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(d) Exhibits

99    Press Release of Snap-on Incorporated, dated October 23, 2007

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SNAP-ON INCORPORATED



Date:  October 23, 2007      By:   /s/Martin M. Ellen
                                ------------------------------------------------
                                   Martin M. Ellen, Principal Financial Officer,
                                   Senior Vice President - Finance and
                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number     Description
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      99           Press Release of Snap-on Incorporated, dated October 23, 2007